Exhibit 10.2

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT
This AMENDMENT NO. 1 REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of June 21, 2022 by and among Flotek Industries, Inc., a Delaware corporation (the “Company”), ProFrac Holdings, LLC, a Texas limited liability company (the “Purchaser”), and ProFrac Holdings II, LLC, a Texas limited liability company (“ProFrac Holdings II”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Agreement (as defined below).
WHEREAS, the Company and the Purchaser previously entered into that certain Registration Rights Agreement dated as of May 17, 2022 (the “Agreement”) in connection with the closing of the transactions contemplated by that certain Securities Purchase Agreement, dated as of February 16, 2022; and
WHEREAS, the Company and the Purchaser desire to amend the Agreement in connection with the closing of the transactions contemplated by that certain Securities Purchase Agreement, dated as of June 17, 2022, by and between the Company and ProFrac Holdings II, an Affiliate of the Purchaser.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:
Article I
AMENDMENTS
Section 1.1Additional Definitions. Section 1.1 of the Agreement is hereby amended by adding the following definitions:
“Pre-Funded Warrant Purchase Agreement” means that certain Securities Purchase Agreement, dated as of June 17, 2022, by and between the Company and ProFrac Holdings II.
“ProFrac Holdings II” means ProFrac Holdings II, LLC, a Texas limited liability company.
Section 1.2Definition Replacement. Section 1.1 of the Agreement is hereby amended by amending and restating the following definition in its entirety as set forth below:
“Purchased Securities” means (i) the 10% Convertible PIK Notes issued and sold to the Purchaser pursuant to the Purchase Agreement, and (ii) the Pre-Funded Warrant to Purchase Common Stock issued and sold to ProFrac Holdings II pursuant to the Pre-Funded Warrant Purchase Agreement.
Section 1.3Meaning of “Purchaser”. The following sentence is hereby added to the end of Section 3.15 of the Agreement:
As used in this Agreement, “Purchaser” shall refer to the Purchaser, ProFrac Holdings II, or both, unless the context requires otherwise.
Article II
MISCELLANEOUS
Section 1.1Joinder. ProFrac Holdings II hereby agrees that it hereby becomes a party to the Agreement and is fully bound by, and subject to, all of the covenants, terms, and conditions of the Agreement.
Section 1.2Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted in the Agreement.
Section 1.3Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

Section 1.4Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
Section 1.5Governing Law, Submission to Jurisdiction. NOTWITHSTANDING THE PLACE WHERE THIS AMENDMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION.
Section 1.6Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.
Section 1.7Entire Agreement. The Agreement (as amended by this Amendment), the Purchase Agreement, and the Pre-Funded Warrant Purchase Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein or therein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein or therein with respect to the rights granted by the Company set forth herein or therein. The Agreement (as amended by this Agreement), the Purchase Agreement, and the Pre-Funded Warrant Purchase Agreement supersede all prior representations, warranties, agreements, and understandings between the parties with respect to such subject matter.
Section 1.8No Presumption. In the event any claim is made by a party relating to any conflict, omission, or ambiguity in this Amendment, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Amendment was prepared by or at the request of a particular party or its counsel.
Section 1.9Effect on Agreement. Upon execution of this Amendment by the each of the parties hereto, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and the Agreement and this Amendment shall be read together and construed as one single instrument. This Amendment is intended to amend the Agreement. Except as specifically set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect without modification.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
FLOTEK INDUSTRIES, INC.

By:    /s/ John W. Gibson, Jr.
Name:    John W. Gibson, Jr.
Title:    President and Chief Executive Officer
[Signatures continue on following page.]

    [Amendment No. 1 to Registration Rights Agreement]

PURCHASER:
PROFRAC HOLDINGS, LLC
By:/s/ Matthew Wilks
Name: Matthew Wilks
Title: President

PROFRAC HOLDINGS II:
PROFRAC HOLDINGS II, LLC
By:/s/ Matthew Wilks
Name: Matthew Wilks
Title: President
    [Amendment No. 1 to Registration Rights Agreement]